                                                                  EXHIBIT 10.9.8



                    Dated                   15th July, 1994



                        (1) SIMON-HORIZON LIMITED


                        (2) HORIZON EXPLORATION LIMITED





                               SUB-LEASE CONTRACT
                                    Number 2





                               SIMMONS & SIMMONS
                               14 DOMINION STREET
                                LONDON EC2M 2RJ
                            REF: 5A/P37800/AZM 1030m

[Contract No: RS920/00171

THIS SUB-LEASE CONTRACT is made the 15th day of July, 1994

BETWEEN:

(1) Simon-Horizon Limited, registered no. 467924, of Horizon House, Azalea Drive, Swanley, Kent BR8 8JR ("Simon")

(2) Horizon Exploration Limited, registered no. 2804983 of 6 Pembroke Road, Sevenoaks, Kent TN13 1XR ("the Lessee")

WHEREAS:

(A) Simon has pursuant to a Master Leasing Agreement dated 31st March 1992 between Simon and Royal Bank of Scotland (Industrial Leasing) Limited (the "Owners") and a lease contract, contract number RS920/0017 (dated 31st March 1992) (together the "RBS Leasing Contracts") between Simon and the Owner leased from the Owner all the assets and equipment the subject of this Sub-Lease Contract and it is the intention of Simon and the Lessee that the Lessee shall enter into this Sub-Lease Contract upon terms and conditions substantially identical in all material respects to the terms and conditions of the RBS Leasing Contract

(B) The parties hereto have entered into a Master Leasing Agreement ("Master Agreement") of even date herewith.

(C) This Lease Contract (incorporating Schedules I, II and III hereto) is entered into pursuant to the Master Agreement.

NOW IT IS HEREBY AGREED as follows.

1.       (a)     The terms defined in and for the purposes of the Master
                 Agreement shall have the same meanings herein.

         (b) The provisions of the Master Agreement and any special terms stated in Schedules II and III hereto shall be deemed to be incorporated herein. In the event of any conflict between the provisions of the Master Agreement and the remaining provisions of this Agreement the latter shall prevail.

2. Simon shall let and the Lessee shall take on lease the Goods as described in Schedule I hereto.

3.       The Original Cost of the Goods exclusive
         of recoverable Value Added Tax is                   L.1,000,212.47

         Recoverable VAT is                                  L. 175,037.18

         TOTAL COST                                          L.1,175,249.65

4.       (a)     The Primary Period shall be deemed to have commenced on  1992
                 ("the Prime Date"), and the last day of this period shall be 1
                 April 2001.

         (b) The Secondary Period shall terminate in accordance with the provisions of Clause 3.06 of the Master Agreement.

5.       (a)     The Rentals for the Goods during the Primary Period are
                 (subject to adjustment pursuant to Clause 5.04 of the Master
                 Agreement) set out in the table below:

                 Number of                 Rental                   Rental           Rental Payments
                 Rentals                   Amount                   Frequency        Commencing on
                 -------                   ------                   ---------        -------------
                 1                         L.14,353.05              Monthly            1 May 1992
                 followed by

                 109                       L.14,363.05              Monthly            1 June 1992

         (b)     The Rentals for the Goods during the Secondary Period shall be
                 L.938.10 p.a. All Secondary Period Rentals shall be paid annually in advance with the first rental payment being due on April 2001.

         (c) Value Added Tax will be applied to the Primary and Secondary Period Rentals at the applicable rate.

         (d) Unless otherwise agreed by Simon the method for payment of Rentals shall be by Standing Order. Payment of Rentals (and any other payments falling due) shall be effected for full value in cleared funds in the hands of Simon on or before the relevant date of payment; if a date of payment is not a business day in England then the date for payment shall be deemed to be the previous such business day occurring.

         (e) The bank account of Simon for payment of Rentals and other amounts due is unless otherwise notified to the Lessee the account of Royal Bank of Scotland (Industrial Leasing) Limited account number 12176088 with The Royal Bank of Scotland plc, 45 The Promenade, Cheltenham, Gloucestershire, GL50 1PY.

         (f) The Rentals and Termination Sums are subject to the Special Terms set out in Schedules II and III.

6. For the purposes of Clause 5.04 (a) (ii) of the Master Agreement it is assumed that:

         (a) the Owner shall be entitled to capital allowance in respect of the Original Cost of the Goods namely, Writing Down Allowances on the reducing balance of Original Cost, on the following basis.

                 Accounting Period                    Capital Allowances
                 of Owner                             Writing Down %
                 --------                             --------------
                 31 March 1992                              25%

                 (and thereafter)

      (b)     The Calculation Rates shall be at the rate specified below:

              In the period from       01.04.90 to 31.03.91       34%
                                       01.04.91 to 31.03.91       33% and
                                                                  thereafter 33%

7.       The Site of the Goods is on the seismic survey vessel the MV Simon
         Labrador.

8. If the Lessee acts as sales sub-agent for Simon or agent for the Owner to dispose of the Goods the Lessee will be entitled to 98% of the net sales proceeds by way of rebate or rentals under Clause 17.02 of the Master Agreement. The Sales Agency shall end six months after the Lease Period expires.

9. The discount rate (referred to in Clause 14.03(b)(ii) of the Master Leasing Agreement) shall be 5% per annum.

10. This Contract shall be governed by and construed in accordance with English law.

11. The Lessee's attention is drawn to Clause 5.09 of the Master Agreement, under with irrespective of the accounting treatment to be adopted by the Lessee, the Lessee is not entitled to claim capital allowances on the Goods.

IN WITNESS whereof this Agreement has been entered into the day and year first before written.

                                   SCHEDULE I

                              DESCRIPTION OF GOODS

4        Armoured Tow Leaders

60       Active Sections

15       Digitising Modules

1        Spooler Block

Gun Fish/Float Components

ISC-72 Computer

2 Lead-in Winches

32       RCL-5 Compass/Levellers

1        RTB I/P System

3        HGPS Transceivers

2        XSRS Transceivers

2        Streamer Diverter Bodies

66       Streamer Connections

2        Syntrak Cartridge Drive System

1        Storagetelle Tape Drive Unit

1        Tape Cleaner

1        Syntrak Memory Upgrade

Miscellaneous Small Value Items

                                  SCHEDULE II

                                 SPECIAL TERMS


The Rentals in this contract are variable for interest throughout the Primary Period. For the purposes of Clause 5.04 of the Master Agreement each Rental is based on the assumption that on the first relevant date as shown below the Sterling London Interbank Rate Offered by The Royal Bank of Scotland plc for monies of the relevant amount and period at or about 11.00 am ("LIBOR") will be 10% p.a and that on each successive relevant date Three Month Sterling London Interbank Rate Offered by the Royal Bank of Scotland Plc for monies of the relevant amount at or about 11 a.m. "LIBOR") on the relevant date as shown below will be 10% per annum. LIBOR will be conclusively certified by the Owner to Simon who will notify the Lessee of such certification.

If LIBOR is greater on the relevant date the Lessee shall pay to Simon a supplemental rental on the settlement date as shown below. If LIBOR is less on the relevant date Simon shall following receipt of an equal amount from the Owner pay to the Lessee a rebate of rental on the settlement date. The supplemental rental or rebate of rental will be calculated by multiplying the difference between LIBOR on the relevant date and log per annum (rounded to two decimal places above) by the appropriate rental adjustment factor shown below. Provided always that if there is any change to the rentals in accordance with Clause 5.04 of the Master Agreement new rental adjustment factors will be provided.

                                                        Rental Adjustment Factors
                                                        per L.1,000 of Original
Relevant Date                                           Cost for each 1% p.a.
for Setting LIBOR           Settlement Date             movements in LIBOR
-----------------           ---------------             ------------------
     01.04.92                    01.07.92                    L.2.52
     01.07.92                    01.10.92                    L.2.50
     01.10.92                    01.01.93                    L.2.46
     01.01.93                    01.04.93                    L.2.14
     01.04.93                    01.07.93                    L.2.14
     01.07.93                    01.10.93                    L.2.10
     01.10.93                    01.01.94                    L.2.05
     01.01.94                    01.04.94                    L.1.86
     01.04.94                    01.07.94                    L.1.86
     01.07.94                    01.10.94                    L.1.80
     01.10.94                    01.01.95                    L.1.74
     01.01.95                    01.04.95                    L.1.60
     01.04.95                    01.07.95                    L.1.57
     01.07.95                    01.10.95                    L.1.52
     01.10.95                    01.01.96                    L.1.45
     01.01.96                    01.04.96                    L.1.36
     01.04.96                    01.07.96                    L.1.30
     01.07.96                    01.10.96                    L.1.24
     01.10.96                    01.01.97                    L.1.18
     01.01.97                    01.04.97                    L.1.10
     01.04.97                    01.07.97                    L.1.04
     01.07.97                    01.10.97                    L.0.97
     01.10.97                    01.01.98                    L.0.89
     01.01.98                    01.04.98                    L.0.84
     01.04.98                    01.07.98                    L.0.77
     01.07.98                    01.10.98                    L.0.69
     01.10.98                    01.01.99                    L.0.60
     01.01.99                    01.04.99                    L.0.57
     01.04.99                    01.07.99                    L.0.49
     01.07.99                    01.10.99                    L.0.40
     01.10.99                    01.01.00                    L.0.30
     01.01.00                    01.04.00                    L.0.29
     01.04.00                    01.07.00                    L.0.20
     01.07.00                    01.10.00                    L.0.10
     01.10.00                    and thereafter              NIL

If any of the above dates are not business days the previous business day will be used.

The calculation of the supplemental rental or debate of rental are subject to a minimum LIBOR of 7% per annum.

                                  SCHEDULE III

Termination             Termination       Termination               Termination
Date                    Sum               Date                      Sum
-----                   ----              -----                     ---
1 May 1992              1030.49           1 November 1995           754.88
1 June 1992             1026.37           1 December 1995           746.87
1 July 1992             1021.89           1 January 1996            738.97
1 August 1992           1017.76           1 February 1996           731.00
1 September 1992        1013.56           1 March 1996              722.52
1 October 1992          1008.98           1 April 1996              706.91
1 November 1992         1004.70           1 May 1996                698.44
1 December 1992         1000.04           1 June 1996               690.07
1 January 1993           995.64           1 July 1996               681.42
1 February 1993          990.68           1 August 1996             672.87
1 March 1993             984.75           1 September 1996          664.23
1 April 1993             973.17           1 October 1996            655.30
1 May 1993               967.71           1 November 1996           646.48
1 June 1993              962.48           1 December 1996           637.37
1 July 1993              956.89           1 January 1997            628.34
1 August 1993            951.55           1 February 1997           619.29
1 September 1993         946.14           1 March 1997              609.63
1 October 1993           940.38           1 April 1997              593.77
1 November 1993          934.86           1 May 1997                584.23
1 December 1993          928.98           1 June 1997               574.75
1 January 1994           923.31           1 July 1997               565.01
1 February 1994          917.35           1 August 1997             555.32
1 March 1994             910.51           1 September 1997          545.53
1 April 1994             896.88           1 October 1997            535.49
1 May 1994               890.42           1 November 1997           525.49
1 June 1994              884.15           1 December 1997           515.24
1 July 1994              877.54           1 January 1998            505.02
1 August 1994            871.13           1 February 1998           494.82
1 September 1994         864.64           1 March 1998              484.12
1 October 1994           857.82           1 April 1998              468.38
1 November 1994          851.20           1 May 1998                457.70
1 December 1994          844.24           1 June 1998               447.04
1 January 1995           837.45           1 July 1998               436.15
1 February 1995          830.50           1 August 1998             425.26
1 March 1995             822.76           1 September 1998          414.25
1 April 1995             807.83           1 October 1998            403.03
1 May 1995               800.38           1 November 1998           391.79
1 June 1995              793.08           1 December 1998           380.33
1 July 1995              785.46           1 January 1999            368.85
1 August 1995            778.00           1 February 1999           357.44
1 September 1995         770.45           1 March 1999              345.62
1 October 1995           762.59           1 April 1999              330.28
1 May 1999               318.40           1 May 2000                165.73
1 June 1999              306.47           1 June 2000               152.45

1 July 1999              294.35           1 July 2000               139.01
1 August 1999            282.18           1 August 2000             125.47
1 September 1999         269.88           1 September 2000          111.78
1 October 1999           257.39           1 October 2000             97.93
1 November 1999          244.83           1 November 2000            83.96
1 December 1999          232.09           1 December 2000            69.89
1 January 2000           219.27           1 January 2001             55.76
1 February 2000          206.54           1 February 2001            41.62
1 March 2000             193.57           1 March 2001               27.36
1 April 2000             178.90           1 April 2001               14.36

The Termination Sums detailed above (which are stated per L.1000 of Original
Cost) have been calculated on the basis of the assumptions contained in Clause 5.04(a) of the Master Agreement and Clause 6 of this Sub-Lease Contract. The Termination Sums also assume that LIBOR in Rental Period during which termination occurs is 10% per annum, and that termination will occur on one of the dates detailed above. In the event that a termination occurs on any date other than a date detailed above, or that any of the other aforementioned assumptions prove to be incorrect as at the date of termination, with the result that the Return of the Owner in relation to the Goods in respect of which such termination has occurred is altered, the amount of the Termination Sums which falls due on such termination date shall be adjusted upwards or downwards by such amount required to ensure that the Return of the Owner, in relation to those Goods, is the same as it would have been had the relevant assumption (and all other assumptions) proved to be correct.

The above Termination Sums will not apply in the event of the Lessee repudiating the Master Agreement by a breach of the terms thereof in which case the terms of Clause 14.03(b) apply. The above Termination Sums have been calculated on the assumption that the Goods are sold for their tax written down value in the accounts of the Owner at the time such disposal is completed; in the event that this assumption proves to be incorrect the above Termination Sums will be adjusted in such a manner as to maintain the Owner's Return taking into account the actual disposal proceeds.

AS WITNESS the hands of the representatives duly authorized on behalf of the parties hereto the day and year first written above.

SIGNED BY ___________________              SIGNED BY _____________________

SIGNATURE /s/ [illegible signature]        SIGNATURE /s/ G.M. Harrison

DESIGNATION _________________              DESIGNATION ___________________
for and on behalf of Simon                 for and on behalf of the Lessee
in the presence of:                        in the presence of:


WITNESS /s/ Andrew R. Murray               WITNESS /s/ Andrew R. Murray

*FULL NAME Andrew R. Murray                FULL NAME Andrew R. Murray

ADDRESS _____________________              ADDRESS _______________________

_____________________________              _______________________________

_____________________________              _______________________________
*Complete name in full in typewriting or block capitals




Note

Lessee must complete acceptance certificate overleaf.

                             ACCEPTANCE CERTIFICATE

Attachment to Sub-Lease Contract

To be completed by the Lessee in Duplicate (where required)

From:

Name in Full              Horizon Exploration Limited
Business                  The Provision of Geophysical Services
Address                   6 Pembroke Road
                          Sevenoaks
                          Kent  TN  13  1XR

Bankers
        ------------------------------------------------------

Insurance Broker
or Company
                 ---------------------------------------------
Address
        ------------------------------------------------------


To               Simon-Horizon Limited

We hereby confirm and certify to you that:

(i) We have duly received the Goods and we hereby acknowledge that these goods are the Goods referred to in Schedule I to the Sub-Lease Contract detailed below;

(ii)     We have duly inspected the Goods on               at      and we are
         satisfied that the Goods are complete and the Goods are in all respects in good working order and condition;

(iii) All safety regulations in relation to the Goods have been complied with and all required or recommended safety apparatus or appliances (if any) have been correctly installed or supplied with the Goods as the case may be;

(iv) Insurance cover in respect of the Goods has been effected in accordance with the terms of the Master Agreement.

Description of Goods

         As per Schedule I to the said Sub-Lease Contract No. 2 dated 15th July 1994


For and on behalf of Horizon Exploration Limited.

---------------------------------

Dated
      ------------------